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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                -----------------


                                    FORM 8-K
                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): August 13, 2002



                               BMC SOFTWARE, INC.
             (Exact Name of Registrant as Specified in Its Charter)



        DELAWARE                     0-17136                    74-2126120
(State of Incorporation)     (Commission File Number)        (I.R.S. Employer
                                                          Identification Number)


                 2101 CITYWEST BLVD.
                   HOUSTON, TEXAS                              77042-2827
      (Address of principal executive offices)                 (Zip Code)


       Registrant's telephone number, including area code: (713) 918-8800
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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits. The following exhibits are filed with this report.

Exhibit Number                Description
--------------                -----------
99.1 Written Statement of Robert E. Beauchamp, Chief Executive Officer of BMC Software, Inc. dated August 13, 2002, delivered pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.2 Written Statement of John W. Cox, Chief Financial Officer of BMC Software, Inc. dated August 13, 2002, delivered pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

ITEM 9.  Regulation FD Disclosure

On August 13, 2002, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the Chief Executive Officer and Chief Financial Officer of BMC Software, Inc. delivered written statements in the form of correspondence to our Quarterly Report on Form 10-Q for the quarter ended June 30, 2002 with the Securities and Exchange Commission. Copies of the written statements are filed as exhibits to this Current Report on Form 8-K.




                                    SIGNATURE

         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  August 13, 2002

                                              BMC SOFTWARE, INC.


                                              By: /s/ ROBERT H. WHILDEN, JR.
                                                 -------------------------------
                                                  Robert H. Whilden, Jr.
                                                  Senior Vice President, General
                                                  Counsel and Secretary

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                                  EXHIBIT INDEX


99.1 Written Statement of Robert E. Beauchamp, Chief Executive Officer of BMC Software, Inc. dated August 13, 2002, delivered pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.
99.2 Written Statement of John W. Cox, Chief Financial Officer of BMC Software, Inc. dated August 13, 2002, delivered pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

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